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                                                                       EXHIBIT J
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                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Great Hall Investment Funds, Inc.

We consent to the use of our reports included herein and the reference to our Firm under the heading "FINANCIAL HIGHLIGHTS" in Part A and "COUNSEL AND AUDITORS" in Part B of the Registration Statement on Form N-1A.


                                                              KPMG LLP


Minneapolis, Minnesota
November 28, 2000